UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2020

TherapeuticsMD, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Yamato Road, Suite 220 Boca Raton, FL 33431
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 961-1900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07 of this Current Report on Form 8-K, at the 2020 annual meeting of stockholders (the “Annual Meeting”) of TherapeuticsMD, Inc. (the “Company”) held on June 18, 2020, the stockholders of the Company approved the TherapeuticsMD, Inc. 2020 Employee Stock Purchase Plan (the “ESPP”).

The ESPP is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), filed with the United States Securities and Exchange Commission (“SEC”) on May 4, 2020, under the heading “Proposal Four: Adoption of the TherapeuticsMD, Inc. Employee Stock Purchase Plan - Summary of the Purchase Plan,” which description is incorporated by reference herein.

The foregoing description of the ESPP is only a summary and is qualified in its entirety by reference to the full text of the ESPP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 18, 2020, the Company held the Annual Meeting. At the close of business on April 20, 2020, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 271,683,266 shares of common stock, $0.001 par value per share (“Common Stock”), of the Company outstanding and entitled to vote at the Annual Meeting. The holders of 228,212,024 shares of Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the stockholders of the Company considered and voted on proposals to: (1) elect nine directors, each to serve until the Company’s next annual meeting of stockholders or until their successors are duly elected and qualified; (2) provide a non-binding advisory vote on the compensation of the Company’s named executive officers for fiscal 2019; (3) approve an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock of the Company from 350,000,000 shares to 600,000,000 shares (the “Share Increase”); (4) approve the ESPP; and (5) ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2020.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the Proxy Statement.

Proposal 1: To elect nine directors, each to serve until the Company’s next annual meeting of stockholders or until their successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Tommy G. Thompson	123,415,400	10,530,699	94,265,925
Robert G. Finizio	127,790,191	6,155,908	94,265,925
Paul M. Bisaro	130,375,825	3,570,274	94,265,925
J. Martin Carroll	130,029,723	3,916,376	94,265,925
Cooper C. Collins	129,626,858	4,319,241	94,265,925
Karen L. Ling	130,628,426	3,317,673	94,265,925
Jules A. Musing	130,261,523	3,684,576	94,265,925
Gail K. Naughton, Ph.D.	130,673,526	3,272,573	94,265,925
Angus C. Russell	122,580,800	11,365,299	94,265,925

Proposal 2: To provide a non-binding advisory vote on the compensation of the Company’s named executive officers for fiscal 2019.

For	Against	Abstain	Broker Non-Votes
114,856,559	18,416,748	672,792	94,265,925

Proposal 3: To approve the Charter Amendment to reflect the Share Increase.

For	Against	Abstain	Broker Non-Votes
186,174,341	41,051,335	986,348	0

Proposal 4: To approve the ESPP.

For	Against	Abstain	Broker Non-Votes
127,267,651	5,915,841	762,607	94,265,925

Proposal 5: To ratify the appointment of Grant Thornton, LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes
220,601,280	5,232,340	2,378,404	0

Each of the director nominees and proposals received the necessary votes in favor to be adopted by the Company’s stockholders at the Annual Meeting.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit Number	Description of Exhibit
10.1	TherapeuticsMD, Inc. 2020 Employee Stock Purchase Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on May 4, 2020).
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAPEUTICSMD, INC.

Dated: June 18, 2020	By:	/s/ James C. D'Arecca
	Name: Title:	James C. D'Arecca Chief Financial Officer